Exhibit 10.1

JOINDER AND FIRST AMENDMENT

TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS JOINDER AND FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of March 18, 2014, by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, as agent (“Agent”) for the Lenders (as defined in the Credit Agreement referred to below), the Lenders party hereto, NUVERRA ENVIRONMENTAL SOLUTIONS, INC., a Delaware corporation (“Borrower”), CAPITAL ONE BUSINESS CREDIT CORP. (“Capital One”) and CIT FINANCE LLC, (“CIT”; and together with Capital One, collectively the “New Lenders” and each individually, a “New Lender”).

WHEREAS, Borrower, Agent, and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of February 3, 2014 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, each New Lender has agreed to join the Credit Agreement as a Lender on the First Amendment Effective Date; and

WHEREAS, Borrower has requested that Agent and the Lenders amend the Credit Agreement in certain respects as set forth herein and Agent and the Lenders have agreed to the foregoing, on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

2. Joinder; Reallocation.

(a) On the First Amendment Effective Date, each New Lender (i) hereby joins the Credit Agreement as a Lender and shall have the rights and obligations of a Lender under the Loan Documents; (ii) represents and warrants that it is legally authorized to enter into this Amendment and the Credit Agreement; (iii) confirms that it has received copies of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (iv) agrees that it will, independently and without reliance upon Agent or any other Lender, based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Loan Documents; (v) confirms that it is an Eligible Transferee; (vi) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (vi) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

(b) In connection herewith, on the First Amendment Effective Date (i) the Revolver Commitments of Wells Fargo shall be reduced to $75,000,000, (ii) a new Revolver Commitment will be allocated to Capital One in the amount of $35,000,000, and (iii) a new Revolver Commitment will be allocated to CIT in the amount of $35,000,000, all as set forth on the attached Schedule C-1. New Lenders agree to make settlement payments to Agent as provided in the Credit Agreement, such that after giving effect to the making of such settlement payments, each Lender’s share of the outstanding Revolver Usage shall equal its Pro Rata Share. Nothing contained herein shall constitute a novation of any Obligation.

3. Amendments to Credit Agreement. In reliance upon the representations and warranties of Borrower set forth in Section 7 below, and subject to the satisfaction of the conditions to effectiveness set forth in Section 6 below, on the First Amendment Effective Date the Credit Agreement is hereby amended as follows:

(a) Section 2.14(a) of the Credit Agreement is amended to replace each of the two references in said section to “$25,000,000” with “$50,000,000” and (ii) replace the first reference to “Closing Date” in said section with “First Amendment Effective Date.”

(b) The following defined terms are each added to Schedule 1.1 to the Credit Agreement in their proper alphabetical order:

“First Amendment” means that certain Joinder and First Amendment to Amended and Restated Credit Agreement dated as of the First Amendment Effective Date, among Agent, Lenders, Borrower, and the New Lenders (as such term is defined therein).

“First Amendment Effective Date” means March 18, 2014.

(c) The definition of “Maximum Revolver Amount” set forth in Schedule 1.1 to the Credit Agreement is amended and restated in its entirety as follows:

“Maximum Revolver Amount” means $245,000,000, as increased pursuant to Section 2.14 and as decreased by the amount of reductions in the Revolver Commitments made in accordance with Section 2.4(c) of the Agreement.

(d) Schedule C-1 to the Credit Agreement is replaced in its entirety with Schedule C-1 attached hereto.

4. Effectiveness of First Amendment; Continuing Effect. Except as expressly set forth in Section 2 and in Section 3 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby. This Amendment is a Loan Document.

5. Reaffirmation and Confirmation; Post-Closing Covenant re Real Property. Borrower hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents to which it is a party represent the valid, enforceable and collectible obligations of Borrower, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Borrower hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by Borrower in all respects. Within 10 Business Days after delivery to Borrower from Agent of final forms thereof (or such later date as may be agreed to by Agent in its sole discretion), Borrower shall execute (or cause the applicable Loan Party to execute) and deliver to Agent an amendment to mortgage to reflect the increase in the Maximum Revolver Amount with respect to any Mortgages executed in connection with the Original Credit Agreement. Borrower acknowledges and agrees that the failure to satisfy the forgoing covenant shall constitute an immediate Event of Default.

6. Conditions to Effectiveness. This Amendment shall become effective upon the First Amendment Effective Date and upon the satisfaction of each of the following conditions precedent, in each case satisfactory to Agent in all respects:

(a) Agent shall have received a copy of this Amendment executed and delivered by Agent, the Lenders, the New Lenders and the Loan Parties, together with opinions of Borrower’s counsel and a secretary’s certificate of Borrower;

(b) Agent shall have confirmation from each New Lender that it has received payment in full of all fees and expenses due and owing by Borrower to such New Lender on the First Amendment Effective Date; and

(c) no Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment.

7. Representations and Warranties. In order to induce Agent, Lenders and the New Lenders to enter into this Amendment, Borrower hereby represents and warrants to Agent, Lenders and the New Lenders that:

(a) after giving effect to this Amendment, all representations and warranties contained in the Loan Documents to which Borrower is a party are true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of such earlier date);

(b) no Default or Event of Default has occurred and is continuing; and

(c) this Amendment and the Loan Documents, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally.

8. Miscellaneous.

(a) Expenses. Borrower agrees to pay on demand all reasonable costs and expenses of Agent (including reasonable attorneys’ fees) incurred in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as amended hereby.

(b) Choice of Law and Venue; Jury Trial Waiver; Reference Provision. Without limiting the applicability of any other provision of the Credit Agreement or any other Loan Document, the terms and provisions set forth in Section 12 of the Credit Agreement are expressly incorporated herein by reference.

(c) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally effective as delivery of an original executed counterpart of this Agreement.

(d) Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.

9. Release.

(a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of Borrower and each Guarantor that executes a Consent and Reaffirmation to this Amendment, on behalf of itself and its successors, assigns, and other legal representatives (Borrower, each Guarantor and all such other Persons being hereinafter referred to collectively as the “Releasors” and individually as a “Releasor”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent, Issuing Bank and Lenders, and their successors and assigns, and their present and former shareholders, Affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Issuing Bank, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a

“Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Releasor may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, in any way related to or in connection with the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b) Each of Borrower and each Guarantor that executes a Consent and Reaffirmation to this Amendment understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Each of Borrower and each Guarantor that executes a Consent and Reaffirmation to this Amendment agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC., a Delaware corporation

By:	/s/ Jay Parkinson
Name:
Title:

Signature Page to Joinder and First Amendment to Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and as a Lender

By:	/s/ Gary Forlenza
Name:
Title:

Signature Page to Joinder and First Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:	/s/ James B. Allen
Name:
Title:

Signature Page to Joinder and First Amendment to Amended and Restated Credit Agreement

CITIZENS BANK OF PENNSYLVANIA, as a Lender

By:	/s/ Joseph F. King
Name:
Title:

Signature Page to Joinder and First Amendment to Amended and Restated Credit Agreement

CAPITAL ONE BUSINESS CREDIT CORP., as a Lender

By:	/s/ Edward Behnen
Name:
Title:

Signature Page to Joinder and First Amendment to Amended and Restated Credit Agreement

CIT FINANCE LLC, as a Lender

By:	/s/ Stewart McLeod
Name:
Title:

Signature Page to Joinder and First Amendment to Amended and Restated Credit Agreement

CONSENT AND REAFFIRMATION

Each of the undersigned (each a “Guarantor”) hereby (i) acknowledges receipt of a copy of the foregoing Joinder and First Amendment to Amended and Restated Credit Agreement (terms defined therein and used, but not otherwise defined, herein shall have the meanings assigned to them therein); (ii) consents to Borrower’s execution and delivery thereof; (iii) agrees to be bound thereby, including Section 9 of the foregoing Joinder and First Amendment to Amended and Restated Credit Agreement; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever any Loan Documents to which the undersigned is a party and reaffirms that each such Loan Document is and shall continue to remain in full force and effect. Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, each Guarantor understands that Agent and Lenders have no obligation to inform such Guarantor of such matters in the future or to seek such Guarantor’s acknowledgment or agreement to future consents, amendments or waivers, and nothing herein shall create such a duty.

HECKMANN ENVIRONMENTAL SERVICES, INC.

By:	/s/ Jay Parkinson
Name:
Title:

THERMO FLUIDS INC.

By:	/s/ Jay Parkinson
Name:
Title:

HECKMANN WATER RESOURCES CORPORATION

By:	/s/ Jay Parkinson
Name:
Title:

Consent and Reaffirmation to Joinder and First Amendment to Amended and Restated Credit Agreement

HECKMANN WATER RESOURCES (CVR), INC.

By:	/s/ Jay Parkinson
Name:
Title:

1960 WELL SERVICES, LLC

By:	/s/ Jay Parkinson
Name:
Title:

HEK WATER SOLUTIONS, LLC

By:	/s/ Jay Parkinson
Name:
Title:

APPALACHIAN WATER SERVICES, LLC

By:	/s/ Jay Parkinson
Name:
Title:

BADLANDS POWER FUELS, LLC, a Delaware limited liability company

By:	/s/ Jay Parkinson
Name:
Title:

Consent and Reaffirmation to Joinder and First Amendment to Amended and Restated Credit Agreement

BADLANDS POWER FUELS, LLC, a North Dakota limited liability company

By:	/s/ Jay Parkinson
Name:
Title:

LANDTECH ENTERPRISES, L.L.C.

By:	/s/ Jay Parkinson
Name:
Title:

BADLANDS LEASING, LLC

By:	/s/ Jay Parkinson
Name:
Title:

IDEAL OILFIELD DISPOSAL, LLC

By:	/s/ Jay Parkinson
Name:
Title:

Consent and Reaffirmation to Joinder and First Amendment to Amended and Restated Credit Agreement

Schedule C-1

Commitments

Lender	Revolver Commitment
Wells Fargo Bank, National Association	$75,000,000
Bank of America, N.A.	$50,000,000
Citizens Bank of Pennsylvania	$50,000,000
Capital One Business Credit Corp.	$35,000,000
CIT Finance LLC	$35,000,000
All Lenders	$245,000,000

Exhibit B-1